UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2014

Oro East Mining, Inc.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53136
(Commission File Number)

26-2012582
 (IRS Employer Identification No.)

7817 Oakport Street, Suite 205
Oakland, California 94621
 (Address of principal executive offices) (Zip Code)

(510) 638-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 29, 2014 Oro East Mining, Inc. (“Company”) entered into a Sale and Purchase Agreement (“Agreement”) with Royal Asset Management (“RAM”), a trading company based in Dubai, the United Arab Emirates, with offices at Nassima Tower, Suite 1303, Sheikh Zayed Road, Dubai, U.A.E. The execution date of the Agreement is January 31, 2014. The Agreement covers the sale of gold concentrates from Company to Royal Asset Management. The Company will sell and RAM will purchase gold concentrates sourced from the United States in quantities of at least 300 wet metric tons and capped at 5,000 wet metric tons per month for a period of 2 years. The gold content must be conforming to a minimum of 1.5 ounces per dry metric ton and moisture content below 10%. A pricing schedule for the concentrates is based on gold content and the Comex, as follows:

If the gold content is 1.5-1.99 Ounces per DMT, 70% Comex
If the gold content is 2.0-2.99 Ounces per DMT, 72% Comex
If the gold content is 3.0-3.99 Ounces per DMT, 75% Comex
If the gold content is 4.0-4.99 Ounces per DMT, 77% Comex
If the gold content is 5.0-5.99 Ounces per DMT, 80% Comex
If the gold content is 6.0-6.99 Ounces per DMT, 80.5% Comex
If the gold content is 7.0-7.99 Ounces per DMT, 81% Comex
If the gold content is 8.0-8.99 Ounce per DMT, 81.5% Comex
If the gold content is 9.0-9.99 Ounce per DMT, 82% Comex
If the gold content is 10.00 + Ounce per DMT, 82.5% Comex

At RAM’s expense, RAM will be sending its agent or representative to remain in California near the Company’s California offices to oversee the transactions under the Agreement and the Company has agreed to make reasonable accommodations for the agent or representative, though all other living expenses and costs will be borne by RAM.

For payment, stockpiles will be sampled and tested by RAM’s agent, facilitated through a gold content inspection, verification, testing and certification service provider, such as SGS. Once a stockpile’s gold content has been confirmed, RAM will remit 90% of the price for the gold concentrates per the pricing schedule and within 45 days of receipt of payment, the Company will ship out the stockpile to RAM. When the gold arrives at the port of destination, here specifically being China, a second inspection, verification, testing and certification will be provided by the China Certification & Inspection Group (“CCIC”) and the CCIC certification will verify the remaining 10% balance payment on the stockpile. In the event of a discrepancy greater than 0.2 ounces, an umpire laboratory, SGS Tianjin, China, will be employed to settle the discrepancy.

In good faith, RAM will be pre-paying $1,000,000.00 USD on the Agreement to the Company, which will be credited against subsequent stockpile shipments.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Form of Sales and Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oro East Mining, Inc.
(Registrant)

Date: February 5, 2014	By:	/s/ Tian Qing Chen
Name: Tian Qing Chen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Sales and Purchase Agreement